Exhibit 10.36
SECOND AMENDMENT TO OFFICE BUILDING LEASE
This Second Amendment to Office Building Lease (“Second Amendment”) is entered into to be effective as of the 1st day of January, 2008 by and between Sorrento West Properties, Inc. (“Landlord”) and Oceanic Exploration company (“Tenant”).
WITNESSETH:
WHEREAS Landlord and Tenant entered into that certain Office Building Lease dated September 1, 2000 and an Amendment to and Extension of Office Building Lease dated October 20, 2005 (collectively referred to herein as the “Lease”); and
WHEREAS Tenant wishes to relinquish certain space in the Building and lease certain additional space in the Building.
NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.	Section 1.02 Premises of the Lease is deleted in its entirety and replaced with the following:
“Section 1.02 Premises. For the purposes of this Lease, the Premises shall be Suite number 250 defined as that space shown on Exhibit A attached to this Second Amendment. The Premises shall be deemed to contain 5,191 rentable square feet and the parties agree to be bound by such rentable square feet whether the same shall be more or less in actuality.”
2.	In Section 1.05 of the Lease the monthly Minimum Rent for the Extended Term is amended to $7,059.76 commencing January 1, 2008 and continuing through the end of the Extended Term and is subject to increases based on the CPI as set forth in Section 1.05.

3.	Exhibit B to the Lease is deleted in its entirety and replace with Exhibit A attached to this Second Amendment.
Except as set forth herein the Lease shall remain unchanged and in full force and effect; provided that in the event of any inconsistency between the provisions of the Lease and this Second Amendment, this Second Amendment shall be deemed controlling.

TENANT:		LANDLORD:
OCEANIC EXPLORATION COMPANY		SORRENTO WEST PROPERTIES, INC.

By: Name:	/s/ Janet A. Holle Janet A. Holle	By: Name:	/s/ Bart Brundage Bart Brundage
Title:	Vice President	Title:	Vice President